SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2023
Related Party Balances And Transactions [Abstract]
SUBSEQUENT EVENTS
NOTE 16:-	SUBSEQUENT EVENTS

On July 10, 2023, following various legal proceeding in different courts, the Regional Trial Court of Makati ("RTC") in the Philippines granted the Company a Motion for Issuance of Writ of Execution, concerning a $1,200 claim the Company filed in 2002 against a Philippines insurance company ("PIC"), demanding the payment of a surety bond due for collection as a result of a client of PIC’s failure to pay its debt to the Company. As of June 30, 2023, the Company’s external counsels computed the gross award as approximately $9,300.

On July 20, 2023, the PIC filed a motion for reconsideration. On July 25, 2023, the Company filed an opposition to the PIC’s motion. The Company intends to object to the PIC’s motion for reconsideration vigorously.